UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2023

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On April 11, 2023, Cleveland-Cliffs Inc. (the “Company”) announced a Company update relating to certain preliminary first quarter 2023 results. This announcement was contained in a press release, a copy of which is attached as Exhibit 99.1 hereto.
The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless such subsequent filing specifically references this Item 2.02.

Item 7.01.	Regulation FD Disclosure
The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.
On April 11, 2023, the Company announced that it has launched and priced a private offering of $750 million aggregate principal amount of 6.750% senior unsecured guaranteed notes due 2030 (the “Notes”) in an offering exempt from the registration requirements of the Securities Act. The Notes will bear interest at an annual rate of 6.750% and will be issued at par.
The Company expects to close the offering of the Notes on April 14, 2023, subject to the satisfaction of customary closing conditions. A copy of the launch and pricing press releases are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the Notes or any other securities. The Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.
Exhibit Number	Description

99.1	Cleveland-Cliffs Inc. published a news release on April 11, 2023 captioned, “Cleveland-Cliffs Provides Preliminary First-Quarter 2023 Results.”
99.2	Cleveland-Cliffs Inc. published a news release on April 11, 2023, captioned “Cleveland-Cliffs Announces Proposed Offering of $750 Million of Senior Unsecured Guaranteed Notes.”
99.3	Cleveland-Cliffs Inc. published a news release on April 11, 2023, captioned “Cleveland-Cliffs Announces Pricing of $750 Million of Senior Unsecured Guaranteed Notes due 2030.”
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	April 11, 2023	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Human Resources, Chief Legal and Administrative Officer & Secretary
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